Exhibit 10.5

THIRD AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of December 30, 2015 by and among Ener-Core, Inc., a Delaware corporation (the “Company”) and the undersigned, and amends that certain Securities Purchase Agreement, dated as of May 7, 2015 (as amended to date, the “Agreement”), by and among the Company, the “Buyers” identified therein, and the Collateral Agent identified therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, pursuant to Section 9(e) of the Agreement, any term of the Agreement may be amended only with the written consent of (i) the Company and (ii) the holders of at least a majority of the sum of (1) the aggregate number of the Conversion Shares and the Warrant Shares issued or issuable under the Notes (calculated using the Assumed Conversion Price) and Warrants (without regard to any limitation on conversion or exercise set forth therein), and (2) the aggregate number of the April 2015 Conversion Shares and the April 2015 Warrant Shares issued or issuable under the April 2015 Notes (calculated using the April 2015 Assumed Conversion Price) and April 2015 Warrants (without regard to any limitation on conversion or exercise set forth therein), and shall include Empery Asset Master, Ltd. (the April 2015 Financing lead investor and hereinafter referred to as “Empery”) so long as Empery or any of its affiliates holds any April 2015 Securities (the “Required Holders”);

WHEREAS, any amendment effected in accordance with Section 9(e) of the Agreement is binding upon each holder of any securities purchased under the Agreement and the Company;

WHEREAS, the Company and the Required Holders have negotiated for the issuance of certain additional Warrants in consideration of the further amendment of the terms of the Agreement and the Notes; and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
AMENDMENTS TO THE AGREEMENT

Section 1.1 Additional Warrants. In consideration of the negotiation, execution and delivery of this Amendment, each Buyer under the Agreement shall be entitled to the receipt of additional Warrants, in substantially the form provided in Exhibit A to this Amendment, consistent with the following terms:

(a) Upon effectiveness of this Amendment consistent with Section 2.1 hereof, the Company shall issue Warrants to each Buyer exercisable for 10 shares of Common Stock per $1,000 of outstanding principal of the Notes held by such Buyer, which shall be exercisable for five years from the date of issuance at an exercise price of $12.50 per share, subject to adjustment as set forth within the Warrants (the “Extension Warrants”).

(b) Upon the consummation of the issuance of a third tranche of notes in any amount pursuant to Section 1.4 hereof, the Company shall issue Warrants to each Buyer exercisable for 10 shares of Common Stock per $1,000 of outstanding principal of the Notes held by such Buyer, which shall be exercisable for five years from the date of issuance at an exercise price of $12.50 per share, subject to adjustment as set forth within the Warrants (the “Funding Warrants”).

(c) If the Company does not commence trading of its Common Stock on a Qualified Eligible Market on or prior to February 2, 2016, the Company shall issue Warrants to each Buyer exercisable for 10 shares of Common Stock per $1,000 of outstanding principal of the Notes held by such Buyer, which shall be exercisable for five years from the date of issuance at an exercise price of $12.50 per share, subject to adjustment as set forth within the Warrants (the “Listing Warrants”).

(d) The Extension Warrants, Funding Warrants and Listing Warrants, together the “Additional Warrants,” are duly authorized and, upon issuance, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof. As of the date of this Amendment, an additional number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds 100% of the maximum number of Warrant Shares issued and issuable pursuant to the Additional Warrants (the “Additional Warrant Shares”). Assuming the accuracy of each of the representations and warranties set forth in Section 2 of the Agreement as applicable to the Additional Warrants and Additional Warrant Shares, as incorporated by reference in Section 1.1(e) below, the offer and issuance by the Company of the Additional Warrants is exempt from registration under the 1933 Act.

(e) Upon acceptance of any Additional Warrants, each Buyer affirms the continued accuracy of the representations and warranties set forth in Section 2 of the Agreement, which are hereby incorporated by reference herein, as applicable to the Additional Warrants and Additional Warrant Shares.

(f) The definition of “April 2015 Warrants” as used in the Agreement is hereby amended to include reference to additional warrants issued to April 2015 Investors pursuant to that certain Fourth Amendment to the April 2015 SPA effective concurrent herewith.

(g) For purposes of Section 9(e) of the Agreement with respect to any subsequent amendments or waivers, all references to the Warrants shall be deemed to include the issued Additional Warrants and all references to the Warrant Shares shall be deemed to include the Additional Warrant Shares underlying the issued Additional Warrants.

Section 1.2 Extension of QPO Date. Section 4(t) of the Agreement is hereby amended and restated as follows:

“(t) Public Offering. The Company shall complete a Qualified Public Offering (as defined in the Notes) no later than March 31, 2016.”

Section 1.3 Extension of Listing Deadline. The first sentence of Section 4(f) of the Agreement is hereby amended and restated as follows:

“The Company shall commence trading of its Common Stock on either The New York Stock Exchange, Inc., the NYSE MKT LLC, The NASDAQ Capital Market, The NASDAQ Global Select Market or The NASDAQ Global Market (collectively, the “Qualified Eligible Markets”) no later than March 31, 2016 (the “Listing Deadline”).”

Section 1.4 Increase in Notes Authorized for Additional Subscription. The following sentence shall be added to the end of Section 4(k) of the Agreement:

“Notwithstanding anything to the contrary contained in this Section or in any of the Transaction Documents, the Company shall be permitted prior to January 31, 2016, to issue to one or more investors up to an aggregate of $1,000,000 principal amount of senior secured notes with the same percentage of warrants issuable hereunder, all on substantially the same terms as the Notes and Warrants issuable pursuant to this Agreement (the “Third Tranche Subscription”), but in any event with no terms more favorable to the investors in the Third Tranche Subscription than those of the Buyers hereunder.”

ARTICLE II
MISCELLANEOUS

Section 2.1 Effect of this Amendment. This Amendment shall form a part of the Agreement for all purposes, and each party thereto and hereto shall be bound hereby. This Amendment shall only be deemed to be in full force and effect from and after both the execution of this Amendment by the parties hereto and the execution of agreements substantially identical to this Amendment by the Company and “Buyers” holding a sufficient number of Conversion Shares, Warrant Shares, April 2015 Conversion Shares and April 2015 Warrant Shares issued or issuable under their respective Notes, Warrants, April 2015 Notes and April 2015 Warrants that, together with undersigned, constitute the Required Holders. From and after such effectiveness, any reference to the Agreement shall be deemed to be a reference to the Agreement, as amended hereby. Except as specifically amended as set forth herein, each term and condition of the Agreement shall continue in full force and effect.

Section 2.2 Entire Agreement. This Amendment, together with the Agreement, contains the entire agreement of the parties and supersedes any prior or contemporaneous written or oral agreements between them concerning the subject matter of this Amendment.

Section 2.3 Governing Law. This Amendment shall be governed by the internal law of the State of New York.

Section 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by fax or electronic mail, in PDF format, and no party hereto may contest this Amendment’s validity solely because a signature was faxed or otherwise sent electronically.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.

COMPANY:

ENER - CORE, INC.

By:
Name: Alain J. Castro
Title: Chief Executive Officer

[Signature Page to Third Amendment to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.

BUYER:

By:
Name:
Title:

[Signature Page to Third Amendment to Securities Purchase Agreement]

EXHIBIT A

FORM OF ADDITIONAL WARRANT